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                                                                       EXHIBIT B

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                              THE BOATMEN'S NATIONAL BANK OF ST. LOUIS
                    BOATMEN'S AUTO TRUST 1995-A DISTRIBUTION DATE STATEMENT TO
                                           NOTEHOLDERS
                                       NOVEMBER 15, 1996


Principal Distribution Amount
Class A-1 Notes:                                      $0.00 ($ 0.00 per $1,000 original principal amount)
Class A-2 Notes:                              $9,703,716.99 ($92.92 per $1,000 original principal amount)
Class A-3 Notes:                                      $0.00 ($ 0.00 per $1,000 original principal amount)

Interest Distribution Amount
Class A-1 Notes:                                      $0.00 ( $0.00 per $1,000 original principal amount)
Class A-2 Notes:                                $230,046.41 ( $2.20 per $1,000 original principal amount)
Class A-3 Notes:                                $516,347.58 ( $5.08 per $1,000 original principal amount)

Note Balance:
    Class A-1 Notes                                                                                $0.00
    Class A-2 Notes                                                                       $37,085,383.15
    Class A-3 Notes                                                                      $101,576,574.00

Note Pool Factor:
    Class A-1 Notes                                                                            0.0000000
    Class A-2 Notes                                                                            0.3551321
    Class A-3 Notes                                                                            1.0000000

Certificate Balance                                                                       $12,137,649.00

Certificate Pool Factor                                                                        1.0000000

Servicing Fee                                                                                $133,752.77
Servicing Fee Per $1,000 Note                                                                      $0.44
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